EXHIBIT 4.1
                                                                     -----------


                        Common Stock
                       par value $0.01

               INCORPORATED UNDER THE LAWS OF
              THE COMMONWEALTH OF PENNSYLVANIA


---------------                                                    Common Stock
     NUMBER                                                      par value $0.01
---------------                                                  ---------------
       AW                                                             SHARES
                                                                 ---------------

                                                                 ---------------

                                    ARMSTRONG
                             WORLD INDUSTRIES, INC.
                                  FOUNDED 1860



                        Thomas Morton Armstrong,         CUSIP    04247X   10  E
                                Founder                  SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS

--------------------------------------------------------------------------------
This
Certifies
That



 is the
owner of
--------------------------------------------------------------------------------
           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

         Armstrong World Industries, Inc. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar of the Company.

         Witness the seal of the Company and the signatures of its duly authorized officers.


  Dated

                                       COUNTERSIGNED AND REGISTERED:
                                                       AMERICAN STOCK TRANSFER &
                                                         TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
_____________________      _____________________      By _______________________
VICE PRESIDENT AND         PRESIDENT AND CHIEF             AUTHORIZED SIGNATURE
 TREASURER                   EXECUTIVE OFFICER

                                    ARMSTRONG
                             WORLD INDUSTRIES, INC.

         The corporation will furnish without charge to each stockholder who so requests a statement of (1) the designations, preferences, limitations and relative rights of the shares of each class of stock of this corporation and (2) the variations in the relative rights and preferences of the respective series of each class of stock issuable in series insofar as they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Requests may be directed to the Secretary, Armstrong World Industries, Inc., Lancaster, Pennsylvania, or to the Transfer Agent named on the face of this certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-......Custodian......
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
 JT TEN - as joint tenants with right          under Uniform Gifts to Minors
          of survivorship and not as           Act..............................
          tenants in common                                 (State)
                                         UNIF TRAN MIN ACT-......Custodian......
                                                          (Cust)         (Minor)
                                               under Uniform Transfers to Minors
                                               Act..............................
                                                            (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _____________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.
Dated  __________________________


                                  NOTICE: ______________________________________
                                           THE SIGNATURE TO THIS ASSIGNMENT MUST
                                           CORRESPOND WITH THE NAME AS WRITTEN
                                           UPON THE FACE OF THE CERTIFICATE IN
                                           EVERY PARTICULAR, WITHOUT ALTERATION
                                           OR ENLARGEMENT OR ANY CHANGE
                                           WHATEVER.
                 SIGNATURE(S) GUARANTEED: ______________________________________
                                           THE SIGNATURE(S) SHOULD BE GUARANTEED
                                           BY AN ELIGIBLE GUARANTOR INSTITUTION
                                           (BANKS, STOCKBROKERS, SAVINGS AND
                                           LOAN ASSOCIATIONS AND CREDIT UNIONS
                                           WITH MEMBERSHIP IN AN APPROVED
                                           SIGNATURE GUARANTEE MEDALLION
                                           PROGRAM), PURSUANT TO S.E.C. RULE
                                           17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.